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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 22, 1999

                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-12431                 22-3282551
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


 64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                                  08809
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (908) 730-7630

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Item 5. Other.

     The Registrant issued a press release on April 22, 1999 announcing that First Colonial Securities Group, Inc. has upgraded its ranking of the Registrant with a "Strong Buy Recommendation".

Item 7.           Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------

              99                            Press Release dated April 22, 1999


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 UNITY BANCORP, INC.
                                                 (Registrant)

Dated:  April 24, 1999             By: /s/ KEVIN KILLIAN
                                       --------------------------------------
                                       KEVIN KILLIAN, Chief Financial Officer


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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.       Description                                          Page No.
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  99              Press Release dated April 22, 1999                       5




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